SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 20, 2004

HUB GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

3050 Highland Parkway, Suite 100
Downers Grove, Illinois 60515
(Address, including zip code, of principal executive offices)
(630) 271-3600
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On October 20, 2004 Hub Group, Inc. issued a press release announcing its third quarter 2004 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

                            (a)        Not Applicable.

                            (b)        Not Applicable.

                            (c)        A list of exhibits filed herewith is contained on the Exhibit
                                         Index which immediately precedes such exhibits and is
                                         incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUB GROUP, INC.

DATE: October 21, 2004	/s/ Thomas M. White
By: Thomas M. White
Its: Senior Vice President
Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.

99.1	Press release issued on October 20, 2004 announcing operating results for Hub Group, Inc. for the third quarter 2004.